Exhibit 10.1

[*] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

AMENDMENT

This first amendment ("AMENDMENT #1") to the Restated Supply Agreement, dated June 30, 2014 is entered into by and between The Procter & Gamble Manufacturing Company at  One Procter & Gamble Plaza, Cincinnati, OH, US, 45202 ("BUYER", as defined in the AGREEMENT),  and Corium International, Inc.  at 235 Constitution Drive,  Menlo Park,  CA, US, 94025 ("SELLER", as defined in the AGREEMENT).

BUYER and SELLER hereby amend the AGREEMENT as follows:

1.AMENDMENTS

a.Section 7.1. The first sentence of Section 7.1 of the AGREEMENT is deleted and hereby replaced in its entirety with the following new first sentence of Section 7.1:

"The period of this AGREEMENT ("PERIOD") shall begin on February 1, 2014 ("EFFECTIVE DATE") and end on April 30, 2017, unless earlier terminated in accordance with the provisions hereof."

b.Exhibit 6.1.  Exhibit 6.1 of the AGREEMENT is deleted and hereby replaced in its entirety with Exhibit 6.1 attached hereto.

2.NO FURTHER CHANGES

Except as expressly amended by this AMENDMENT #1, the AGREEMENT will continue in full force and effect in accordance with the terms and conditions thereof.  Capitalized terms used in this AMENDMENT #1 but not defined herein will have the meaning given in the AGREEMENT.

IN WITNESS WHEREOF the PARTIES hereto have entered into this AMENDMENT effective as of January 13, 2017.

Buyer:	The Procter & Gamble Manufacturing Company	Seller:	Corium International, Inc

By	(Signature):	By	(Signature):

Printed:	Scott Kadish	Printed:	Christina Dickerson
	Group Manager, Purchases		VP, Corporate Development

Date:	January 13, 2017	Date:	January 13, 2017

Confidential Treatment Requested

Exhibit 6.1

Pricing for 2/1/2017 to 4/30/2017 (Extruded Product)

Pricing Tier	Meters Ordered (Feet Ordered) Average per Week	Price/Meter Advanced Seal/ Pro Effects (USD)	Price/Meter Project Champagne (USD)	Price/Meter CWS Express/ Flex-Fit (USD)	Comments
1	[*]	[*]	[*]	[*]	[*]
2	[*]	[*]	[*]	[*]	[*]
3	[*]	[*]	[*]	[*]	[*]
4	[*]	[*]	[*]	[*]	[*]

Assumptions

[*]

Confidential Treatment Requested